UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

TRADEUP GLOBAL CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40368	98-1584130
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

437 Madison Avenue, 27th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(732) 910-9692

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	TUGCU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	TUGC	The Nasdaq Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	TUGCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging  growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 28, 2021, the Registration Statement on Form S-1 (File No. 333-253849) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of TradeUP Global Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On May 3, 2021 the Company consummated the IPO of 4,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $40,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 215,000 Class A Ordinary Shares (the “Private Placement Shares”) to the Company’s sponsor, TradeUP Global Sponsor LLC (the “Sponsor”), at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $2,150,000. The Private Placement Shares are identical to the Class A Ordinary Shares sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated April 28, 2021, between the Company and US Tiger Securities, Inc., as representative of the several underwriters named therein;

•	a Business Combination Marketing Agreement, dated April 28, 2021, among the Company, US Tiger Securities, Inc. and R. F. Lafferty & Co., Inc.;

•	a Private Placement Share Purchase Agreement, dated April 28, 2021, between the Company and the Sponsor;

•	a Warrant Agreement, dated April 28, 2021, between the Company and VStock Transfer, LLC, as warrant agent;

•	an Investment Management Trust Agreement, dated April 28, 2021, between the Company and Wilmington Trust, National Association, as trustee;

•	a Registration Rights Agreement, dated April 28, 2021, between the Company, the Sponsor and certain other security holders of the Company;

•	a Letter Agreement, dated April 28, 2021, between the Company, the Sponsor and certain security holders named therein;

•	the form of Indemnity Agreement, dated April 28, 2021, between the Company and each of its officers and directors.

The Underwriting Agreement and Business Combination Marketing Agreement, are included as Exhibit 1.1 and Exhibit 1.2, respectively, the Warrant Agreement is included as Exhibit 4.1, and the Letter Agreement, Investment Management Trust Agreement, Registration Rights Agreement, Private Placement Share Purchase Agreement, and form of Indemnity Agreement are included as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, hereto, and each such exhibits are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 215,000 Private Placement Shares to the Sponsor at a purchase price of $10.00 per Private Placement Share, generating gross proceeds to the Company of $2,150,000. The Private Placement Shares are identical to the Class A Ordinary Shares sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 28, 2021, in connection with the IPO, Michael Davidov, Tao Jiang and David X. Li were appointed directors of the Company. In addition, pursuant to the amended and restated memorandum and articles of incorporation of the Company, the board of directors was classified and the term of office of each of the directors shall expire as follows: Class I, with a term expiring at the 2022 annual general meeting – David X. Li; Class II, with a term expiring at the 2023 annual general meeting – Lei Huang and Michael Davidov; and Class III, with a term expiring at the 2023 annual general meeting – Jianwei Li and Tao Jiang.

The board has determined that each of Messrs. Davidov, Jiang and Xi are independent directors under the requirements of the Nasdaq listing standards and under the Securities Exchange Act of 1934 (“Exchange Act”), and has determined that Mr. Li qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Messrs. Davidov, Jiang and Xi will serve as members of the audit committee, with Mr. Li serving as chair of the audit committee.

Prior to the IPO, the Sponsor transferred 20,000 of the Company’s Class B ordinary shares to each of Messrs. Davidov, Jiang and Xi at the same price originally paid by the Sponsor for such shares. The Company will reimburse the directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Other than as set forth in Item 1.01 and above, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03	Amendments to Memorandum and Articles of Association.

On April 28, 2021, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events.

A total of $40,000,000, comprised of $39,200,000 of the proceeds from the IPO, including $1,400,000 of the underwriter’s marketing fee pursuant to the Business Combination Marketing Agreement, and $800,000 of the proceeds from the Private Placement, were placed in a U.S.-based trust account maintained by Wilmington Trust, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or redeem 100% of its public shares if the Company does not complete its initial business combination within 18 months from the closing of the IPO or (ii) with respect to any other provisions relating to shareholders’ rights or pre-initial business combination activity, and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 18 months from the closing of the IPO, subject to applicable law.

On April 28, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated April 28, 2021, between TradeUP Global Corporation and US Tiger Securities, Inc., as representative of the several underwriters.

1.2	Business Combination Marketing Agreement, dated April 28, 2021, among TradeUP Global Corporation, US Tiger Securities, Inc. and R. F. Lafferty & Co., Inc.

3.1	Amended and Restated Memorandum and Articles of Association, dated April 28, 2021.

4.1	Warrant Agreement, dated April 28, 2021, between TradeUP Global Corporation and VStock Transfer, LLC, as warrant agent.

10.1	Letter Agreement, dated April 28, 2021, among TradeUP Global Corporation, TradeUP Global Sponsor LLC and certain security holders named therein.

10.2	Investment Management Trust Agreement, dated April 28, 2021, between TradeUP Global Corporation and Wilmington Trust, National Association, as trustee.

10.3	Registration Rights Agreement, dated April 28, 2021, among TradeUP Global Corporation, TradeUP Global Sponsor LLC and certain security holders named therein.

10.4	Private Placement Share Purchase Agreement, dated April 28, 2021, between TradeUP Global Corporation and TradeUP Global Sponsor LLC.

10.5	Form of Indemnity Agreement, dated April 28, 2021, between the Company and each of its directors and executive officers.

99.1	Press Release, dated April 28, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeUP Global Corporation

	By:	/s/ Jianwei Lei
	Name:	Jianwei Li
	Title:	Chairman and Co-Chief Executive Officer

Date: May 4, 2021